CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,
    MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                               Termination Notice

YISSUM RESEARCH DEVELOPMENT COMPANY
OF THE HEBREW UNIVERSITY OF JERUSALEM
of 46 Jabotinsky Street, Jerusalem (hereinafter "Yissum"),

and

SUGEN, INC.

of 515 Galveston Drive, Redwood City, California, U.S.A.
(hereinafter "SUGEN"),

WHEREAS

         Yissum and SUGEN are parties to an Amended and Restated Research and License Agreement "Sepsis/Inflammation" effective January 1, 1994, as amended and restated January 5, 1996 (the "Research Agreement").

WHEREAS,

         On May 24, 1996, the Research was cancelled and the Research Agreement was terminated effective as of June 30, 1996.

NOW, THEREFORE, it is hereby declared and agreed between the parties, intending to be legally bound, as follows:

1. The definitions and references to the Research Agreement in the above introduction are an integral part of this Notice. All capitalized terms not defined herein shall have the same meaning as in the Research Agreement.

2. Yissum hereby acknowledges that all its right, title and interest in the Proprietary Rights related to the Listed Compounds listed on Appendix I hereto and any modifications, analogs or derivatives thereof (the "Technology") are subject to the terms of the Research Agreement.

3. SUGEN hereby assigns to Yissum all its right, title and interest in the Proprietary Rights related to the HUJ Compounds not included within the Technology. From the date of the signing of this Notice, Yissum shall be independently entitled to take any action regarding the HUJ Compounds not included within the Technology, including to sell, license or effect any other disposition thereof and SUGEN shall not have any other rights to such compounds.

4. SUGEN shall perform all the necessary actions in order to effect the transfer of rights in the Proprietary Rights to the HUJ Compounds not included within the Technology, and shall sign the documents necessary to effect the transfer including the patent assignment documents appropriate for each involved country and any additional document required to implement the said transfer and assignment. Yissum shall be responsible for all legal and governmental fees associated with the preparation, filing and/or recording of said assignments and documents.

5. The parties further agree that, if it should be determined that any of the Proprietary Rights with respect to the Technology in the case of SUGEN or the HUJ Compounds not included within the Technology in the case of Yissum are dominant to any of the Proprietary Rights of the other party hereto, it does grant an exclusive license to the other party (with right to sublicense) to practice any such dominant Proprietary Rights for the sole and limited purpose of practicing the Proprietary Rights as otherwise set forth herein.

6. All notices and communications pursuant to this Notice shall be made in writing by registered mail such as international Federal Express or such other courier service providing a written record of such mailing and its receipt, and shall be deemed to have been received by the receiving party 96 hours after being posted, unless the written record provided for herein establishes that delivery was not made until a later date.

7. The provisions of this Notice and everything concerning the relationship between the parties in accordance with this Notice shall be governed by law of England and Wales.

Dated: as of June 30, 1996

Yissum Research Development Company SUGEN, Inc.
of the Hebrew University of Jerusalem

By:       /s/ Uri Litvin                     By:      /s/ James L. Tyree
   ------------------------------               ------------------------------

         Name:                                        Name:
         Title:                                       Title:

                                                 CONFIDENTAL TREATMENT REQUESTED



                                   Appendix I

                                Listed Compounds

                                     Sepsis



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